===============================================================================



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


                                 ---------------



                                  JULY 16, 1998
                                (Date of Report)



                              THE DWYER GROUP, INC.
             (Exact name of registrant as specified in its chapter)



        DELAWARE                    0-15227                     73-0941783
     (State or other              (Commission                 (IRS employer
     jurisdiction of              file number)              identification no.)
    incorporation or
      organization)





                         1010 N. UNIVERSITY PARKS DRIVE
                                WACO, TEXAS 76707
                    (Address of principal executive offices)


                                 (254) 745-2400
                         (Registrant's telephone number,
                              including area code)


===============================================================================

ITEM 2.  DISPOSITION OF ASSETS


On July 16, 1998, The Dwyer Group, Inc. (the "Company"), a Delaware corporation, completed the sale of the majority of the assets of two of its subsidiaries, General Business Services, Inc. ("GBS") and Edwin K. Williams & Co. ("EKW"), to Century Business Services, Inc. ("Century"), a Delaware corporation and a leading provider of outsourced business services to medium sized companies throughout the United States.

The transaction was effected by means of an Asset Purchase Agreement by and among the Company, Century, GBS, EKW and GBS Acquisition Corp., an Ohio corporation and a subsidiary of Century ("Acquisition Sub"), by which substantially all of the assets of GBS and EKW were sold or assigned to Acquisition Sub. The Company received an aggregate of $3.8 million in cash and up to 47,407 unregistered shares of Century common stock (the "Stock") subject to certain contingencies. The Stock to be received is subject to a two-year lock-up agreement. One-half of the stock will be earned based on the renewal of certain GBS franchisees by December 31, 1998. Management believes that the Company will receive substantially all of this portion of the Stock by May of 1999. The other half of the Stock will be held in escrow for two years and 90 days from the date of the agreement in order to facilitate the payment to Century of any losses incurred by Century which are subject to indemnification by the Company. At this time management cannot estimate the amount of this portion of the Stock which will eventually be received by the Company.

Consideration for the transaction was determined on the basis of arm's length negotiations by the parties.


ITEM 7(c).      FINANCIAL STATEMENTS AND EXHIBITS.

                Exhibit 10.55 Asset Purchase Agreement by and among Century Business Services, Inc., General Business Services, Inc., General Tax Services, Inc., Edwin K. Williams & Co., GBS Acquisition Corp. and The Dwyer Group, Inc.

SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                     THE DWYER GROUP, INC.



Date:    July 30, 1998               \s\ Thomas J. Buckley
                                     -----------------------------------
                                         Thomas J. Buckley
                                         Chief Financial Officer and Treasurer

                                 EXHIBIT INDEX

EXHIBIT
  NO.                              DESCRIPTION
--------                           -----------
10.55                   Asset Purchase Agreement by and among Century Business
                        Services, Inc., General Business Services, Inc.,
                        General Tax Services, Inc., Edwin K. Williams & Co.,
                        GBS Acquisition Corp. and The Dwyer Group, Inc.